Stockholders' Equity	12 Months Ended
Dec. 31, 2012
Stockholder's Equity
Stockholders' Equity

NOTE 13. STOCKHOLDERS' EQUITY

Stock Repurchase Program From time to time, we repurchase shares of common stock for distribution through our employee benefit plans or in connection with certain acquisitions. In December 2010, the Board of Directors authorized the repurchase of up to 300 million shares of AT&T common stock. We began buying back stock under this program in 2012 and completed the purchase of authorized shares that year. In July 2012, the Board of Directors authorized the repurchase of an additional 300 million shares, under which we are currently purchasing shares. For the year ended December 31, 2012, we had repurchased approximately 371 million shares totaling $12,752 under these authorizations. We expect to continue repurchasing our common stock and plan to complete the repurchases under the July 2012 authorization as early as mid-year.

To implement these authorizations, we use open market repurchase programs, relying on Rule 10b5-1 of the Securities Exchange Act of 1934 where feasible. We also use accelerated share repurchase programs with large financial institutions to repurchase our stock.

Authorized Shares There are 14 billion authorized common shares of AT&T stock and 10 million authorized preferred shares of AT&T stock. As of December 31, 2012 and 2011, no preferred shares were outstanding.

Dividend Declarations In November 2012, the Company declared an increase in its quarterly dividend to $0.45 per share of common stock. In December 2011, the Company declared a quarterly dividend of $0.44 per share of common stock, which reflected an increase from the $0.43 quarterly dividend declared in December 2010.